UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 2, 2009
                                                           ------------


                               Ronson Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


             New Jersey                     0-1031                22-0743290
-------------------------------          -----------         -------------------
(State or Other Jurisdiction of          (Commission            (IRS Employer
         Incorporation)                  File Number)        Identification No.)

      3 Ronson Road, P.O. Box 3000
         Woodbridge, New Jersey                                          07095
--------------------------------------------                            --------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code        (732) 563-7888
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                               RONSON CORPORATION
                                 FORM 8-K INDEX


      ITEM                                                                  PAGE

ITEM 1.01. ENTRY INTO MATERIAL DEFINITIVE AGREEMENT                          1

ITEM 2.03 CREATION OF A DIRECT  FINANCIAL  OBLIGATION OR AN OBLIGATION
UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF REGISTRANT                         1

ITEM 8.01. OTHER INFORMATION                                                 1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS                                 2




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                           Forward-Looking Statements

      This Current Report on Form 8-K contains forward-looking statements based on management's plans and expectations that are subject to uncertainty. Forward-looking statements are based on current expectations of future events. The Company cannot assure that any forward-looking statement will be accurate. If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated. Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties. The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.01. Entry into a Material Definitive Agreement.

      (a) On July 2, 2009, Ronson Corporation (the "Company") and its wholly-owned subsidiaries, Ronson Aviation, Inc., Ronson Consumer Products Corporation and Ronson Corporation of Canada Ltd. (collectively, the "Borrowers"), further extended its previously reported forbearance agreement (the "Forbearance Agreement") with their principal lender, Wells Fargo Bank, National Association ("Wells Fargo"), under which Wells Fargo has agreed not to assert existing events of default under the Borrowers' credit facilities with Wells Fargo through July 17, 2009, or such earlier date determined under the Forbearance Agreement. The forbearance period may terminate earlier if, among other events, the Borrowers breach the Forbearance Agreement, additional events of default occur under the credit facilities with Wells Fargo or the Borrowers fail actively to pursue alternative financing or divestiture of the Company's aviation division.

      Wells Fargo has also agreed with the Borrowers to extend the forbearance period to August 15, 2009, and to increase the overadvance facility to $1,000,000, if one of two conditions is satisfied. The forbearance period will be extended, and the overadvance facility increased, automatically, if the purchaser's financing contingency under the Company's previously announced agreement to divest its aviation division is satisfied prior to July 17, 2009. Similarly, the forbearance period will be extended, and the overadvance facility increased, automatically, if, prior to July 17, 2009, the Company has procured a firm letter of intent for the divestiture of its consumer products division under terms that would permit the Company to discharge its indebtedness to Wells Fargo. Although the Company is actively seeking to consummate the sale of its aviation division and to identify opportunities to maximize the value of its consumer products division, there can be no assurance that the conditions to extend the moratorium further will be met.

      The foregoing summary set forth in response to this Item 1.01 is qualified by reference to the full text of the agreement attached as Exhibit 10.1. The Company's press release issued July 7, 2009 in the form attached as Exhibit 99.1, is incorporated by reference to this Item 1.01.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant

      (a) The text of Item 1.01 of this Current Report on Form 8-K is incorporated by reference to this Item 2.03.

Item 8.01. Other Events.

      On July 7, 2009, the Company issued a press release announcing the execution of an extension to its Forbearance Agreement with Wells Fargo. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits: The following exhibits are filed herewith:

   Exhibit No.                              Description
----------------            ------------------------------------------

Exhibit 10.1                Fifth Amendment to Forbearance Agreement, dated
                            July 2, 2009, among Ronson Corporation, Ronson Consumer Products Corporation, Ronson Aviation, Inc., Ronson Corporation of Canada Ltd. and Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division.
Exhibit 99.1                Press Release, dated July 9, 2009, "Ronson
                            Corporation Reports
                            Additional Extension of Lender Forbearance
                            Agreement".



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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 Ronson Corporation
Date: July  9, 2009

                                                 By:/s/  Daryl Holcomb
                                                 -------------------------------
                                                 Daryl Holcomb
                                                 Vice President, Chief Financial
                                                 Officer and Controller